                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
          FOR THE PERIOD: SEPTEMBER 1, 2005 THROUGH SEPTEMBER 30, 2005

            File with Court and submit copy to United States Trustee
                        within 25 days after end of month

                                                                                     DOCUMENT   EXPLANATION
                         REQUIRED DOCUMENTS                             FORM NO.     ATTACHED     ATTACHED
                         ------------------                           ------------   --------   -----------
Schedule of Cash Receipts and Disbursements                           MOR-1              X
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)       X
   Copies of bank statements                                                             X
   Cash disbursements journals                                                           X
Statement of Operations                                               MOR-2              X
Balance Sheet                                                         MOR-3              X
Status of Post-Petition Taxes                                         MOR-4              X
   Copies of IRS Form 6123 or payment receipt                                                        X
   Copies of tax returns filed during reporting period                                   X
Summary of Unpaid Postpetition Debts                                  MOR-4              X
   Listing of aged accounts payable                                                                  X
Accounts Receivable Reconciliation and Aging                          MOR-5              X
Debtor Questionnaire                                                  MOR-5              X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.


-----------------------------------------   ------------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*         DATE


-----------------------------------------   ------------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL       TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

     Exhibit A: Intercompany activity summaries
     Exhibit B: Cash disbursements journals
     Exhibit C: Bank statements and reconciliations

ACTUAL WEEKLY CASH FLOWS
SEPTEMBER-05

                                                                                            SEP-05
Week Beginning                            29-AUG    5-SEP     12-SEP    19-SEP    26-SEP   ACTUALS
--------------                           -------   -------   -------   -------   -------   -------
Beginning cash balance                   $92,185   $92,185   $92,185   $92,185   $92,185   $92,185

Income
   Advantage MSA Payments                     --        --        --        --        --        --
   MIIX in Rehab Payroll funding / MSA        --        --        --        --        --        --
   Miscellaneous receipts                     --        --        --        --        --        --
   Sale proceeds - certain assets             --        --        --        --        --        --
   Law RE Dividend                            --        --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
   Total cash                                 --        --        --        --        --        --

Expenses
   Allocated portion of mgmt. Salaries        --        --        --        --        --        --
   Advantage Payroll                          --        --        --        --        --        --
   MIIX in Rehab Payroll                      --        --        --        --        --        --
   Current Severance commitments              --        --        --        --        --        --
   Allocation of finance salaries             --        --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
   Total Salaries                             --        --        --        --        --        --

   Benefits @ 30%                             --        --        --        --        --        --

   Legal
      DBR                                     --        --        --        --        --        --
      Other                                   --        --        --        --        --        --
      Traxi                                   --        --        --        --        --        --
      US Trustee fee                          --        --        --        --        --        --

   Overhead Costs                             --        --        --        --        --        --
   Settlement with MIIX Insurance             --        --        --        --        --        --
   D&O Renewal                                --        --        --        --        --        --
   SEC complinace costs                       --        --        --        --        --        --
   SSG                                        --        --        --        --        --        --
   Advertising                                --        --        --        --        --        --
   Consulting                                 --        --        --        --        --        --
   Tax services                               --        --        --        --        --        --
   Information System Costs                   --        --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
   Total expenses                             --        --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
   Change in cash                             --        --        --        --        --        --
                                         =======   =======   =======   =======   =======   =======

                                         -------   -------   -------   -------   -------   -------
Ending Cash Balance                      $92,185   $92,185   $92,185   $92,185   $92,185   $92,185
                                         =======   =======   =======   =======   =======   =======

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

ACTUAL WEEKLY CASH FLOWS
SEPTEMBER-05

                                                                                                            SEP-05
Week Beginning                             29-AUG        5-SEP       12-SEP       19-SEP       26-SEP       ACTUALS
--------------                           ----------   ----------   ----------   ----------   ----------   ----------
Beginning cash balance                   $1,918,713   $1,918,713   $1,918,831   $1,688,147   $1,685,639   $1,918,713

Income
   Advantage MSA Payments                        --           --           --           --           --           --
   MIIX in Rehab Payroll funding / MSA           --           --           --           --           --           --
   Miscellaneous receipts                        --          118          118           --           --          236
   Sale proceeds - certain assets                --           --           --           --           --           --
   Law RE Dividend                               --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Total cash                                    --          118          118           --           --          236

Expenses
   Allocated portion of mgmt. Salaries           --           --           --           --           --           --
   Advantage Payroll (1)                         --           --           --           --           --           --
   MIIX in Rehab Payroll                         --           --           --           --           --           --
   Current Severance commitments                 --           --           --           --           --           --
   Allocation of finance salaries                --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Total Salaries                                --           --           --           --           --           --

   Benefits @ 30%                                --           --           --           --           --           --

Professional Fees:
   DBR                                           --           --       90,606           --           --       90,606
   Other                                         --           --       58,478        2,258       10,059       70,796
   Traxi                                         --           --       19,750           --           --       19,750
   US Trustee fee                                --           --           --           --           --           --

   Overhead Costs                                --           --        6,577          250           --        6,827
   Settlement with MIIX Insurance                --           --           --           --           --           --
   D&O Renewal                                   --           --       55,391           --           --       55,391
   SEC complinace costs                          --           --           --           --           --           --
   SSG                                           --           --           --           --           --           --
   Advertising                                   --           --           --           --           --           --
   Consulting                                    --           --           --           --           --           --
   Tax services                                  --           --           --           --           --           --
   Information System Costs                      --           --           --           --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Total expenses                                --           --      230,802        2,508       10,059      243,370
                                         ----------   ----------   ----------   ----------   ----------   ----------
   Change in cash                                --          118     (230,684)      (2,508)     (10,059)    (243,133)
                                         ==========   ==========   ==========   ==========   ==========   ==========

                                         ----------   ----------   ----------   ----------   ----------   ----------
Ending Cash Balance                      $1,918,713   $1,918,831   $1,688,147   $1,685,639   $1,675,580   $1,675,580
                                         ==========   ==========   ==========   ==========   ==========   ==========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                      MIIX GROUP                                NJSMU
                                                  12/20/04 - 9/30/05                      12/20/04 - 9/30/05
                                         ------------------------------------   -------------------------------------
                                           ACTUAL     PROJECTED*    VARIANCE      ACTUAL      PROJECTED*    VARIANCE
                                         ----------   ----------   ----------   ----------   -----------   ----------
Beginning cash balance                   $ 200,077    $ 197,773     $  2,304    $1,026,276   $   994,211   $   32,065

Income
   Advantage MSA Payments                       --           --           --     1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA          --           --           --       100,000       117,000      (17,000)
   Miscellaneous receipts                   43,889           --       43,889       459,288            --      459,288
   Sale proceeds - certain assets               --           --           --     1,014,511            --    1,014,511
   Law RE Dividend                              --           --           --       380,000       400,000      (20,000)
                                         ---------    ---------     --------    ----------   -----------   ----------
   Total cash                               43,889           --       43,889     3,935,131     2,672,717    1,262,413

Expenses
   Allocated portion of mgmt. Salaries          --       43,721      (43,721)           --        40,000      (40,000)
   Advantage Payroll                            --           --           --     1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                        --           --           --            --        90,000      (90,000)
   Current Severance commitments                --           --           --            --            --           --
   Allocation of finance salaries               --           --           --            --        34,973      (34,973)
                                         ---------    ---------     --------    ----------   -----------   ----------
   Total Salaries                               --       43,721      (43,721)    1,424,884     1,360,713       64,171

   Benefits @ 30%                               --       13,116      (13,116)           --       408,214     (408,214)

   Legal
      DBR                                       --           --           --       286,677       360,000      (73,323)
      Other                                     --       60,000      (60,000)      243,646        40,000      203,646
      Traxi                                     --           --           --       251,035       107,980      143,055
      US Trustee fee                           250          750         (500)        9,750         5,000        4,750

   Overhead Costs                           43,888       13,762       30,126       769,850     1,078,910     (309,059)
   Settlement with MIIX Insurance               --           --           --       121,828       334,000     (212,172)
   D&O Renewal                              90,753       90,753           --       146,415            --      146,415
   SEC complinace costs                         --       15,000      (15,000)           --            --           --
   SSG                                          --           --           --            --            --           --
   Advertising                               8,425           --        8,425            --            --           --
   Consulting                                8,465           --        8,465            --            --           --
   Tax services                                 --           --           --            --            --           --
   Information System Costs                     --           --           --        31,742       102,000      (70,258)
                                         ---------    ---------     --------    ----------   -----------   ----------
   Total expenses                          151,781      237,103      (85,322)    3,285,827     3,796,816     (510,989)
                                         ---------    ---------     --------    ----------   -----------   ----------
   Change in cash                         (107,892)    (237,103)     129,211       649,304    (1,124,099)   1,773,403
                                         ---------    ---------     --------    ----------   -----------   ----------

                                         ---------    ---------     --------    ----------   -----------   ----------
Ending Cash Balance                      $  92,185    $ (39,330)    $131,515    $1,675,580   $  (129,888)  $1,805,468
                                         =========    =========     ========    ==========   ===========   ==========

                                                TOTAL - COMBINED DEBTORS
                                                   12/20/04 - 9/30/05
                                         -------------------------------------
                                           ACTUAL      PROJECTED*    VARIANCE
                                         ----------   -----------   ----------
Beginning cash balance                   $1,226,353   $ 1,191,984   $   34,369

Income
   Advantage MSA Payments                 1,981,332     2,155,717     (174,385)
   MIIX in Rehab Payroll funding / MSA      100,000       117,000      (17,000)
   Miscellaneous receipts                   503,177            --      503,177
   Sale proceeds - certain assets         1,014,511            --    1,014,511
   Law RE Dividend                          380,000       400,000      (20,000)
                                         ----------   -----------   ----------
   Total cash                             3,979,020     2,672,717    1,306,302

Expenses
   Allocated portion of mgmt. Salaries           --        83,721      (83,721)
   Advantage Payroll                      1,424,884     1,195,740      229,144
   MIIX in Rehab Payroll                         --        90,000      (90,000)
   Current Severance commitments                 --            --           --
   Allocation of finance salaries                --        34,973      (34,973)
                                         ----------   -----------   ----------
   Total Salaries                         1,424,884     1,404,434       20,450

   Benefits @ 30%                                --       421,330     (421,330)

   Legal
      DBR                                   286,677       360,000      (73,323)
      Other                                 243,646       100,000      143,646
      Traxi                                 251,035       107,980      143,055
      US Trustee fee                         10,000         5,750        4,250

   Overhead Costs                           813,738     1,092,672     (278,933)
   Settlement with MIIX Insurance           121,828       334,000     (212,172)
   D&O Renewal                              237,168        90,753      146,415
   SEC complinace costs                          --        15,000      (15,000)
   SSG                                           --            --           --
   Advertising                                8,425            --        8,425
   Consulting                                 8,465            --        8,465
   Tax services                                  --            --           --
   Information System Costs                  31,742       102,000      (70,258)
                                         ----------   -----------   ----------
   Total expenses                         3,437,608     4,033,919     (596,311)
                                         ----------   -----------   ----------
   Change in cash                           541,412    (1,361,201)   1,902,613
                                         ----------   -----------   ----------

                                         ----------   -----------   ----------
Ending Cash Balance                      $1,767,765   $  (169,218)  $1,936,982
                                         ==========   ===========   ==========

[*] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                INCOME STATEMENTS FOR THE PERIODS
                                ---------------------------------
                                    09/01/05 TO   12/21/04 TO
                                      09/30/05      09/30/05
                                    -----------   -----------
                                    (Unaudited)   (Unaudited)
Net Investment income                   $--        $   8,293
                                        ---        ---------
Total revenue                            --            8,293
                                        ---        ---------
Expenses:
   Salary, benefits and taxes            --           93,318
   Insurance                             --          203,738
   Professional services                 --           44,090
   Other expenses                        --           34,325
                                        ---        ---------
Total expenses                           --          375,471
                                        ---        ---------
Loss before income taxes                 --         (367,178)
Federal income tax benefit               --               --
                                        ---        ---------
Net loss                                $--        $(367,178)
                                        ===        =========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                                              INCOME STATEMENTS FOR THE PERIODS
                                              ---------------------------------
                                                  09/01/05 TO   12/21/04 TO
                                                    09/30/05      09/30/05
                                                  -----------   -----------
                                                  (Unaudited)   (Unaudited)
MDAdvantage management service agreement           $      --     $1,472,029
MDAdvantage incentive payment                             --        100,000
Dividends received from subsidiary                        --        380,000
Gain on Sale of Assets                                    --        746,345
Other income                                             354        259,440
                                                   ---------     ----------
Total revenue                                            354      2,957,814
                                                   ---------     ----------
Expenses:
   Salary, benefits and taxes                             --        (65,189)
   Insurance                                          58,846        232,812
   Professional services                             181,152        944,241
   MDAdvantage management service agreement               --      1,472,029
   Goodwill writeoff                                      --      1,000,000
   Other expenses                                      3,372        255,454
                                                   ---------     ----------
Total expenses                                       243,370      3,839,346
                                                   ---------     ----------
Income before federal income taxes                  (243,015)      (881,532)
State and Federal income tax benefit                      --       (163,374)
                                                   ---------     ----------
Net income                                         $(243,015)    $ (718,158)
                                                   =========     ==========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                                       BALANCE SHEET AS OF
                                            09/30/2005
                                       -------------------
                                           (Unaudited)
Assets
   Investments in subsidiaries              $7,212,352
   Cash & short term investments                92,185
   Other assets                                679,911
                                            ----------
Total Assets                                 7,984,448
                                            ==========

Liabilities & Equity
   Liabilities Subject to Compromise         8,886,290
   Intercompany payable                         35,050
   Other accrued expenses                       16,148
                                            ----------
Total Liabilities                            8,937,488
Equity                                        (953,040)
                                            ----------
Total Liabilities & Equity                  $7,984,448
                                            ==========

IN RE:                                                   CHAPTER 11
   New Jersey State Medical Underwriters                 Case No: 04-13589 (MFW)
      Debtors.

                                                 BALANCE SHEET AS OF
                                                      09/30/2005
                                                 -------------------
                                                     (Unaudited)
Assets
   Investments in subsidiaries                       $ 2,412,774
   Cash & short term investments                       1,433,327
   Intercompany receivables                            8,968,057
   Receivable from MIIX Insurance Co. in Rehab           225,357
   Receivable from MDAdvantage                            41,237
   Prepaid expenses                                       20,768
   Goodwill, net                                              --
   Furniture & equipment                                      --
   Miscellaneous assets                                  342,026
                                                     -----------
Total Assets                                         $13,443,545
                                                     ===========

Liabilities & Equity
   Deferred gain                                     $ 1,500,000
   Liabilities subject to compromise                   3,688,348
   Accrued expenses                                      181,927
   Accrued pension liability                             851,874
   Other liabilites                                        9,045
                                                     -----------
Total Liabilities                                      6,231,194
Equity                                                 7,212,352
                                                     -----------
Total Liabilities & Equity                           $13,443,546
                                                     ===========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                             BEGINNING     AMOUNT                                         ENDING
                                TAX       WITHHELD    AMOUNT                CHECK NO.       TAX
                             LIABILITY   OR ACCRUED    PAID     DATE PAID     OR EFT     LIABILITY
                            ----------   ----------   ------   ----------   ---------   ----------
FEDERAL
   Withholding              $       --       $--        $--                             $       --
   FICA - Employee          $       --       $--        $--                             $       --
   FICA - Employer          $       --       $--        $--                             $       --
   Unemployment             $       --       $--        $--                             $       --
   Income                   $       --       $--        $--                             $       --
   Other:                   $       --       $--        $--                             $       --
                            ----------       ---        ---                             ----------
      Total Federal Taxes   $       --       $--        $--                             $       --
                            ==========       ===        ===                             ==========

STATE & LOCAL
   Withholding              $       --       $--        $--                             $       --
   Sales                    $       --       $--        $--                             $       --
   Excise                   $       --       $--        $--                             $       --
   Unemployment             $       --       $--        $--                             $       --
   Real Property            $       --       $--        $--                             $       --
   Personal Property        $       --       $--        $--                             $       --
   Other: Income            $(2,000.00)      $--        $--                             $(2,000.00)
                            ----------       ---        ---                             ----------
      Total State & Local
         Taxes              $(2,000.00)      $--        $--                             $(2,000.00)
                            ----------       ---        ---                             ----------
TOTAL TAXES                 $(2,000.00)      $--        $--                             $(2,000.00)
                            ==========       ===        ===                             ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                  BEGINNING     AMOUNT                                   ENDING
                                     TAX       WITHHELD    AMOUNT   DATE   CHECK NO.      TAX
                                  LIABILITY   OR ACCRUED    PAID    PAID     OR EFT    LIABILITY
                                  ---------   ----------   ------   ----   ---------   ---------
FEDERAL
   Withholding                    $      --       $--        $--                       $      --
   FICA - Employee                $      --       $--        $--                       $      --
   FICA - Employer                $      --       $--        $--                       $      --
   Unemployment                   $      --       $--        $--                       $      --
   Income                         $      --       $--        $--                       $      --
   Other:                         $      --       $--        $--                       $      --
                                  ---------       ---        ---                       ---------
      Total Federal Taxes         $      --       $--        $--                       $      --
                                  =========       ===        ===                       =========

STATE & LOCAL
   Withholding                    $      --       $--        $--                       $      --
   Sales/Use                      $7,883.00       $--        $--                       $7,883.00
   Excise                         $      --       $--        $--                       $      --
   Unemployment/SDI               $      --       $--        $--                       $      --
   Real Property                  $      --       $--        $--                       $      --
   Personal Property              $      --       $--        $--                       $      --
   Other: Escheat                 $1,506.00       $--        $--                       $1,506.00
                                  ---------       ---        ---                       ---------
      Total State & Local Taxes   $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========
TOTAL TAXES                       $9,389.00       $--        $--                       $9,389.00
                                  =========       ===        ===                       =========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                            AS OF SEPTEMBER 30, 2005

                                        POST-PETITION
                VENDOR                   AMOUNTS DUE
                ------                  -------------
SaiberSchlesinger Satz & Goldstein        $ 2,250.00
SaiberSchlesinger Satz & Goldstein          1,197.50
Wilmer Cutler Pickering Hale And Door       8,899.85
Wilmer Cutler Pickering Hale And Door       3,329.60
                                          ----------
   Total                                  $15,676.95
                                          ==========

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                            AS OF SEPTEMBER 30, 2005

                                     POST-PETITION
              VENDOR                  AMOUNTS DUE
              ------                 -------------
Hewlett-Packard                        $1,399.20
PBCC                                      501.98
SaiberSchlesinger Satz & Goldstein        360.00
Sunguard Recovery Services              3,238.00
                                       ---------
   Total                               $5,499.18
                                       =========

IN RE:                                                   CHAPTER 11
   THE MIIX GROUP, INC.                                  CASE NO: 04-13588 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                            AS OF SEPTEMBER 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION           AMOUNT
----------------------------------           ------
Total Accounts Receivable at the beginning
   of the reporting period                     $--
+ Amounts billed during the period             $--
- Amounts collected during the period          $--
Total Accounts Receivable at the end of
   the reporting period                        $--

ACCOUNTS RECEIVABLE AGING                    AMOUNT
-------------------------                    ------
0 - 30 days old                                $--
31 - 60 days old                               $--
61 - 90 days old                               $--
91 + days old                                  $--
Total Accounts Receivable                      $--
Amount considered uncollectible (Bad Debt)     $--
Accounts Receivable (Net)                      $--

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                           YES   NO
----------------------------                                           ---   --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an
     explanation below.                                                       X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes,
     provide an explanation below.                                            X

3.   Have all postpetition tax returns been timely filed?  If no,
     provide an explanation below.                                            X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation
     below.                                                             X

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Explanation 3.: Post-petition tax returns are in the process of being prepared.

--------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)

IN RE:                                                   CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO: 04-13589 (MFW)
      DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                            AS OF SEPTEMBER 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION             AMOUNT
----------------------------------           ----------
Total Accounts Receivable at the beginning
   of the reporting period                   $9,234,651
+ Amounts billed during the period           $      --
- Amounts collected during the period        $      --
- Intercompany writedowns                    $      --
Total Accounts Receivable at the end of
   the reporting period                      $9,234,651

ACCOUNTS RECEIVABLE AGING                      AMOUNT
-------------------------                    ----------
0 - 30 days old                              $       --
31 - 60 days old                             $       --
61 - 90 days old                             $       --
91 + days old                                $9,234,651
Total Accounts Receivable                    $9,234,651
Amount considered uncollectible (Bad Debt)   $       --
Accounts Receivable (Net)                    $9,234,651

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                           YES   NO
----------------------------                                           ---   --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
     explanation below.                                                       X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes,
     provide an explanation below.                                            X

3.   Have all postpetition tax returns been timely filed?  If no,
     provide an explanation below.                                            X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation
     below.                                                             X

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Explanation 3.: Post-petition tax returns are in the process of being prepared.

--------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-----------   ------   ----------   ------------   -----------   ---------   ----------
No Activity

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY

ACCOUNT       PERIOD   BATCH NAME   JOURNAL NAME   POSTED DATE   USD DEBIT   USD CREDIT
-----------   ------   ----------   ------------   -----------   ---------   ----------
No Activity

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                           CHAPTER 11
   THE MIIX GROUP, INC., ET. AL.                 CASE NO: 04-13588 (MFW)
      DEBTORS.                                            (JOINTLY ADMINISTERED)

                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

                      THE MIIX GROUP, INC.
                     DISBURSEMENTS REGISTER
FOR THE PERIOD SEPTEMBER 1, 2005 THROUGH SEPTEMBER 30, 2005

    TYPE      CHECK/WIRE   DATE   PAYEE   AMOUNT
-----------   ----------   ----   -----   ------
No activity

                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                              DISBURSEMENTS REGISTER
          FOR THE PERIOD SEPTEMBER 1, 2005 THROUGH SEPTEMBER 30, 2005

PMT. TYPE   CHECK NO.      DATE                    PAYEE                    AMOUNT
---------   ---------   ----------   ---------------------------------   ------------
Check          1077     09/08/2005   NJSMU Flexible Spending Acct.       $    (384.60)
Check          1078     09/08/2005   Horizon Blue Cross Blue Shield           (885.88)
Check          1080     09/08/2005   Delta Dental                           (1,057.48)
Check          1081     09/08/2005   Mellon Global Securities Services        (667.34)
Check          1082     09/08/2005   White Space                            (5,000.00)
Check          1084     09/08/2005   Horizon Blue Cross Blue Shield         (1,511.42)
Check          1085     09/08/2005   Bowne                                    (863.00)
Check          1086     09/08/2005   Delaware Claims Agency LLC               (875.07)
Check          1087     09/08/2005   Iron Mountain                            (331.79)
Check          1088     09/08/2005   Traxi LLC                             (19,750.00)
Check          1089     09/08/2005   Aon                                   (55,391.00)
Check          1090     09/08/2005   Jaspan Schlesinger Hoffman             (2,304.00)
Check          1091     09/08/2005   Epstein Becker & Green                (25,939.65)
Check          1092     09/08/2005   Drucker Math Whitman                   (7,517.00)
Check          1093     09/08/2005   Drinker Biddle & Reath                (90,606.28)
Check          1094     09/08/2005   Lowenstein Sandler                     (2,352.26)
Check          1095     09/08/2005   Lowenstein Sandler                    (22,882.50)
Check          1096     09/14/2005   Jaspan Schlesinger Hoffman             (2,258.20)
Check          1097     09/14/2005   Computer Products Unlimited              (250.00)
Check          1098     09/22/2005   Lowenstein Sandler                     (2,542.06)
                                                                         ------------
                                                                         $(243,369.53)
                                                                         ============